January 30, 2012

Summary Prospectus

BlackRock FundsSM  |  Investor and Institutional Shares

>  BlackRock World Gold Fund

Fund	Investor A Shares	Investor C Shares	Institutional Shares
BlackRock World Gold Fund	BWGAX	BWGCX	BWGIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated January 30, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts About BlackRock World Gold Fund

Investment Objective

The investment objective of the BlackRock World Gold Fund (“World Gold” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek to maximize total return. Total return means the combination of capital appreciation and investment income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of World Gold. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”). More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section on page 35 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-58 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[3]	3.49%	3.43%	3.34%
Other Expenses of the Fund	3.42%	3.36%	3.27%
Other Expenses of the Subsidiary	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses[4]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3,4]	4.50%	5.19%	4.10%
Fee Waivers and/or Expense Reimbursements[5]	(3.00)%	(2.91)%	(2.85)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[5]	1.50%	2.28%	1.25%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Investor C Shares after one year.
[3]	Other Expenses have been restated to reflect current fees.
[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses or the restatement of Other Expenses.
[5]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 50-56, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 1.49% (for Investor A Shares), 2.27% (for Investor C Shares) and 1.24% (for Institutional Shares) until February 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$670	$1,557	$2,453	$4,732
Investor C Shares	$331	$1,295	$2,355	$4,988
Institutional Shares	$127	$986	$1,860	$4,114

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$231	$1,295	$2,355	$4,988

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies of the Fund

World Gold seeks to achieve its objective by investing primarily in equity securities of gold-related companies. A company is considered a “gold-related company” when, at the time of purchase, at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from (directly or indirectly through subsidiaries) gold-mining and/or other related activities, including but not limited to, exploring for, extracting, refining or processing gold. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of gold-related companies. For purposes of this policy, investments in exchange traded funds (“ETFs”) that invest primarily in physical gold or in equity securities of gold-related companies will be treated as investments in equity securities of gold-related companies. Equity securities include common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock. The Fund may also invest in the equity securities of companies whose predominant economic activity is the mining of other precious metals, minerals or base metals and in related ETFs. The Fund generally does not hold physical gold or other precious metals.

The Fund may seek to provide exposure to the investment returns of gold and other precious metals that trade in the commodity markets through investments designed to provide this exposure without direct investment in gold or other precious metals or futures contracts related thereto. Such exposure may be obtained through investments in derivative instruments linked to gold and other precious metals and investment vehicles, such as ETFs, that exclusively invest in gold and other precious metals. The Fund may make such investments directly or through investments in BlackRock Cayman World Gold Fund 1, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in instruments related to gold or other precious metals, including through certain derivatives transactions. The Fund will not invest more than 25% of its total assets (measured at the time of investment) in the Subsidiary.

The Fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than a diversified fund. The Fund will normally invest in both U.S. and non-U.S. companies, including companies located in emerging markets, such as Russia, and in securities denominated in both U.S. dollars and foreign currencies. The Fund may invest in securities of issuers of any market capitalization.

The Fund seeks to invest in companies that offer the best exposure to metals and minerals prices within an acceptable risk level. The Fund attempts to identify inefficiencies in the market by constructing the portfolio to reflect Fund management’s views of the macro-economic environment (relating to the precious metals sector) as well as by using a “bottom up” approach, which entails the fundamental analysis of individual stocks and companies.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in World Gold, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■	Concentration Risk — The Fund’s strategy of concentrating in gold-related companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a greater impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
■	Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
—	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	Gold and Other Precious Metal Related Securities Risk — The price of gold and other precious metals and of gold and other precious metal related securities historically have been very volatile. The high volatility of gold and other precious metal prices may adversely affect the financial condition of companies involved with gold and other precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. The largest producers of gold are China, Australia, the Republic of South Africa, the United States and the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union). Economic and political conditions in those countries in particular may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings.
Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. Other factors that may affect the price of gold and other precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
In addition, in many gold-producing countries, the activities of companies engaged in gold mining are subject to the policies adopted by government officials and agencies and are subject to national and international political and economic developments. Moreover, political, social and economic conditions in many gold-producing countries are somewhat unsettled, which may pose certain risks to the Fund in addition to the risks described above in “Emerging Markets Risk” and “Foreign Securities Risk” because the Fund may hold a portion of its assets in securities of issuers in such countries.
■	Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The instruments related to gold and other precious metals held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Gold and Other Precious Metal Related Securities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

Performance Information

The information shows you how the performance of World Gold has varied for the periods since inception and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the FTSE Gold Mines Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock World Gold Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was –3.81% (quarter ended September 30, 2011) and the lowest return for a quarter was –7.16% (quarter ended June 30, 2011).

As of 12/31/11 Average Annual Total Returns	1 Year	Since Inception (May 26, 2010)
BlackRock World Gold Fund — Investor A
Return Before Taxes	(23.23)%	1.33%
Return After Taxes on Distributions	(23.23)%	0.87%
Return After Taxes on Distributions and Sale of Shares	(15.10)%	0.91%
BlackRock World Gold Fund — Investor C
Return Before Taxes	(20.46)%	3.94%
BlackRock World Gold Fund — Institutional
Return Before Taxes	(18.85)%	4.97%
FTSE Gold Mines Index
(reflects no deduction for fees, expenses or taxes)	(15.88)%	2.42%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor C and Institutional Shares will vary.

Investment Manager

World Gold’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock International Limited. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Evy Hambro	2010	Managing Director of BlackRock, Inc.
Catherine Raw, CFA	2010	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: · $250 for certain fee- based programs. · $100 for retirement plans. · $50, if establishing an Automatic Investment Plan (“AIP”).	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

INVESTMENT COMPANY ACT FILE #811-05742 © BlackRock Advisors, LLC SPRO-WG-0112